SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event Reported) January 10, 2003


                         TEL-VOICE COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


         NEVADA                    000-29743                     88-0409143
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(State of Incorporation)   (Commission File Number)           (I.R.S. Employer
                                                             Identification No.)


 7373 E DOUBLETREE RD., SUITE 200, SCOTTSDALE, ARIZONA              85258
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      (Address of principal executive office)                     (Zip Code)

        Registrant's Telephone Number, Including Area Code 1-866-864-6638


ITEM 5 - OTHER  EVENTS

The Company hereby files this Form 8-K report dated January 10, 2003 to inform investors of certain changes in the operations of the company and in the capital structure of the company. A majority of the shareholders of the company today approved a reverse split of the companies common stock of 28.9 shares of the old common stock for 1 share of new common stock, to become effective at the close of business local time on January 13, 2003. The Company also announced that a majority of the shareholders also approved renaming the company to Home Services, Inc. A majority of the shareholders also approved the acquisition of Home Services, a private proprietorship for stock. A majority of the shareholders also approved cancellation of 4,336,070 common shares.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.



Date: January 10, 2003                             TEL-VOICE COMMUNICATIONS,INC.
                                                     By: /S/ JAY H. BUDD
                                                     ---------------------------
                                                             Jay H. Budd